UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 10, 2005

            HSI Asset Securitization Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124032	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Filed herewith are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of HSI Asset Securitization Corporation Trust 2005-NC2 Mortgage Pass-Through Certificates, Series 2005-NC2, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (the “Publicly-Offered Certificates”).  The Publicly-Offered Certificates are being offered pursuant to a Prospectus Supplement dated October 6, 2005, and the related Prospectus dated July 11, 2005 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Publicly-Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-124032) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Computational Materials.

99.2

Computational Materials.

99.3

Computational Materials.

99.4

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:

    Jon Voightman

Name: Jon Voightman

Title:   Vice President

Dated: October 11, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials

99.2

Computational Materials

99.3

Computational Materials

99.4

Computational Materials

Exhibit 99.1     Computational Materials

Exhibit 99.2     Computational Materials

Exhibit 99.3     Computational Materials

Exhibit 99.4     Computational Materials